UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

0-51357	Delaware	52-2084569
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BLDR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2021, both the previously announced appointment of Mr. David Flitman as Chief Executive Officer of Builders FirstSource, Inc., a Delaware corporation (the “Company”), and retirement of Mr. M. Chad Crow as Chief Executive Officer of the Company became effective.

Following his retirement, Mr. Crow will continue to serve as a consultant to the Company until April 1, 2023, to assist in the transition of the chief executive officer role (the “Consulting Period”). Following his appointment, Mr. Flitman will serve as both the Company’s President and Chief Executive Officer.

A description of Mr. Flitman’s employment agreement and the additional information required by this item is incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2020. A description of Mr. Crow’s consulting agreement for consulting services during the Consulting Period is incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on March 11, 2021.

A copy of the press release announcing the effectiveness of Mr. Flitman’s appointment as Chief Executive Officer and Mr. Crow’s retirement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed as part of this Current Report:

Exhibits Number	Description

10.1	Amended and Restated Employment Agreement, dated as of August 26, 2020, between David E. Flitman, Builders FirstSource, Inc., and BMC Stock Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Builders FirstSource’s Current Report on Form 8-K filed with the SEC on August 27, 2020, File No. 000-51357).

99.1	Press Release, dated April 1, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: April 1, 2021	By:	/s/ Timothy D. Johnson
	Name:	Timothy D. Johnson
	Title:	Executive Vice President, General Counsel and Corporate Secretary